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                                                                   EXHIBIT 99(h)

                      BlackRock Preferred Opportunity Trust

                   [    ] Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT

                                                              February [ ], 2003

PRUDENTIAL SECURITIES INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC
QUICK & REILLY, INC.
RBC DAIN RAUSCHER INC.
RYAN BECK & CO.
WELLS FARGO SECURITIES, LLC
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

     BlackRock Preferred Opportunity Trust, a Delaware statutory trust (the "Trust"), the Trust's investment adviser, BlackRock Advisors, Inc., a Delaware corporation ("BAI"), and its investment sub-adviser, BlackRock Financial Management, Inc., a Delaware corporation (BFM") (each, an "Adviser" and together, the "Advisers"), hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1. SECURITIES. Subject to the terms and conditions herein contained, the Trust proposes to issue and sell to the several Underwriters an aggregate of
[    ] shares (the "Firm Securities") of the Trust's common shares of beneficial interest ("Common Shares"). The Trust also proposes to issue and sell to the
several Underwriters not more than [    ] additional Common Shares if requested
by the Representatives as provided in Section 3 of this Agreement. Any and all Common Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

     2. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE ADVISERS. The Trust and the Advisers severally represent and warrant to, and agree with, each of the several Underwriters that:

 (a) With respect to the Trust:

               (i) A registration statement on Form N-2 (File No. 333-102518) with respect to the Securities, including a prospectus subject to completion, has been filed by the Trust with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. A Form N-8A Notification of Registration (File No. 811-21280) (the "Notification of Registration") was filed with the Commission on January 15, 2003 under the Investment Company Act of 1940, as amended (the

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          "Investment Company Act"). The Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange ("NYSE"). After the execution of this Agreement, the Trust will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 497(h) under the Act as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Trust may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means such registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 497(b) or (h), as the case may be, under the Act or, if applicable, as subsequently filed pursuant to Rule 497(d) under the Act,

               (ii) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 497(b) or (h) under the Act, as the case may be, and if applicable, when subsequently filed with the Commission pursuant to Rule 497(d) under the Act (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement

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          or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Trust by any Underwriter through the Representatives specifically for use therein.

               (iii) When the Notification of Registration was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

               (iv) If the Trust has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Trust has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Trust has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

               (v) The statement of assets and liabilities included in the Registration Statement and the Prospectus, together with the related notes, presents fairly the financial position of the Trust at the date indicated; said statement has been prepared in conformity with generally accepted accounting principles ("GAAP").

               (vi) The information set forth in the Prospectus in the Summary of Trust Expenses has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

               (vii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the Trust has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Trust, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

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               (viii)    The Trust has been duly organized and is validly
          existing as a business trust in good standing under the laws of the State of Delaware and has business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Trust is duly qualified as a foreign business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (ix)      The Trust has no subsidiaries.

               (x) The Trust is duly registered with the Commission under the Investment Company Act as a closed-end diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

               (xi) No person is serving or acting as an officer, trustee or investment adviser of the Trust except in accordance with the provisions of the Investment Company Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Trust is an "interested person" (as defined in the Investment Company Act) of the Trust or an "affiliated person" (as defined in the Investment Company
          Act) of any Underwriter.

               (xii) The authorized, issued and outstanding shares of beneficial interest of the Trust is as set forth in the Prospectus as of the date thereof under the caption "Description of Shares." All issued and outstanding shares of beneficial interest of the Trust have been duly authorized and validly issued and are fully paid and non-assessable, except as provided for in the Trust's declaration of trust, and have been offered and sold or exchanged by the Trust in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding shares of beneficial interest of the Trust was issued in violation of the preemptive or other similar rights of any securityholder of the Trust.

               (xiii) The Securities to be purchased by the Underwriters from the Trust have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, except as provided for in the Trust's declaration of trust. The Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Trust.

               (xiv) The Trust is not in violation of its declaration of trust or by-laws, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which

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          it may be bound, or to which any of the property or assets of the
          Trust is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Management Agreement, the Sub-Advisory Agreement, the Custodian Agreement and the Transfer Agent and Service Agreement referred to in the Registration Statement (as used herein, the "Management Agreement," the "Sub-Advisory Agreement", the "Custodian Agreement" and the "Transfer Agency Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Trust with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the declaration of trust or by-laws of the Trust, the rules and requirements of the NYSE, the rules and interpretations of the National Association of Securities Dealers, Inc. ("NASD") or other governmental body, stock exchange or securities association having jurisdiction over the Trust, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust.

               (xv) No legal or governmental proceedings are pending to which the Trust is a party or to which the property of the Trust is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Trust or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

               (xvi) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the Act, the Investment Company Act or by the Rules and Regulations which have not been so described and filed as required.

               (xvii) The Trust owns or possesses, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and the Trust has not received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision,

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          ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Trust, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

               (xviii)   No filing with, or authorization, approval, consent,
          license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Trust of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Act, the Investment Company Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws.

               (xix) The Trust possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and the Trust has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Trust, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

               (xx) Any advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits," "road show slides," "road show scripts" and "electronic road show presentations") authorized in writing by or prepared by the Trust or the Advisers used in connection with the public offering of the Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Moreover, all sales material complied and will comply in all material respects with the applicable requirements of the Act, the Investment Company Act, the Rules and Regulations and the rules and interpretations of the NASD.

               (xxi) The Trust intends to direct the investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

               (xxii) This Agreement, the Management Agreement, the Sub-Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement have each been duly authorized by all requisite action on the part of the Trust, executed and delivered by the Trust, as of the dates noted therein and each complies with all applicable provisions of the Investment Company Act. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Custodian Agreement and the Transfer Agency Agreement, each of the Management Agreement, the Sub-Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement constitutes a valid and binding agreement of the Trust, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization,

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          moratorium and other similar laws relating to or affecting creditors'
          rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

               (xxiii)   There are no holders of securities of the Trust, who,
          by reason of the filing of the Registration Statement, have the right (and have not waived such right) to request the Trust to register under the Act, or to include in the Registration Statement, securities held by them.

               (xxiv) The Securities have been duly authorized for listing, upon notice of issuance, on the NYSE and the Trust's registration statement on Form 8-A under the Exchange Act has become effective.

               (xxv) Deloitte & Touche LLP, who have certified certain financial statements of the Trust and delivered their report with respect to the Statement of Assets and Liabilities included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

               (xxvi) Except for the transactions contemplated herein or in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the Trust has not directly or indirectly (i) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Trust.

               (xxvii)   The Trust has not distributed and, prior to the later
          of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or any sales materials permitted by the Act.

               (xxviii) The Trust is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Trust has not been refused any insurance coverage sought or applied for; and the Trust has not any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Trust, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

               (xxix) The Trust neither owns nor leases any real or personal property.

               (xxx) Each certificate signed by any officer of the Trust and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Trust to each Underwriter as to the matters covered thereby.

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               (xxxi)    The Trust maintains a system of internal accounting
          controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

 (b) With respect to the Advisers:

               (i) Each of the Advisers has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and each is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required.

               (ii) Each of Advisers is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such acts, from acting under the Management Agreement and the Sub-Advisory Agreement for the Trust as contemplated by the Prospectus.

               (iii) The description of each Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the Act, the Investment Company Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (iv) Each of the Advisers has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the respective Management Agreement and the Sub-Advisory Agreement to which it is a party.

               (v) This Agreement, the Management Agreement, the Additional Compensation Agreement between Prudential Securities
          Incorporated [and        ] and BAI (the "Additional Compensation
          Agreement") and the Sub-Advisory Agreement have each been duly authorized, executed and delivered by each respective Adviser, and the Management Agreement, the Additional Compensation Agreement and the Sub-Advisory Agreement each constitute a valid and binding obligation of each respective Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement, the Management Agreement, the Additional Compensation Agreement or the Sub-Advisory Agreement nor the performance by either of the Advisers of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and

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          provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which either Adviser is a party or by which it is bound, the certificate of incorporation, the by-laws or other organizational documents of each of the Advisers, or to each Adviser's knowledge, after due inquiry, by any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency, the NYSE, the NASD, or other governmental body, stock exchange or securities association having jurisdiction over the Advisers or their respective properties or operations; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Advisers of the transactions contemplated by this Agreement, the Management Agreement, the Additional Compensation Agreement or the Sub-Advisory Agreement, except as have been obtained or may be required under the Act, the Investment Company Act, the Exchange Act, the Advisers Act or state securities laws.

               (vi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the Advisers have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Advisers, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

               (vii) No legal or governmental proceedings are pending to which either of the Advisers is a party or to which the property of either of the Advisers is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against either of the Advisers or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

               (viii) Each Adviser is not in violation of its certificate of incorporation, by-laws or other organizational documents or in default under any agreement, indenture or instrument except for such violations or defaults that would not result in a material adverse effect on the respective Adviser or the Trust.

               (ix) Except for the transactions contemplated herein or in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the Advisers have not directly or indirectly (i) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement, (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Trust.

     3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Trust, at a purchase price of
$[    ] per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Trust at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Trust to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Trust. Such delivery of and payment for the Firm Securities shall be made at the offices Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York at 9:30 A.M., New York time, on February [ ], 2003, or at such other place, time or date as the Representatives and the Trust may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Trust will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Trust's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

          (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Trust hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this
Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 45 days after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Trust setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Trust may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Trust shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Trust, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) The Trust hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery of a receipt for Shares by the Underwriters indicates completion of the closing of a purchase of the Shares from the Trust. Furthermore, in the event that the Underwriters wire funds to the Trust prior to the completion of the closing of a purchase of Shares, the Trust hereby acknowledges that until the Underwriters execute and deliver a receipt for the Shares, by facsimile or otherwise, the Trust will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and the Wired Funds are not returned by the Trust to the Underwriters on the same day the Wired Funds were received by the Trust, the Trust agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

          (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     4. OFFERING BY THE UNDERWRITERS. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     5. COVENANTS. The Trust and the Advisers jointly and severally covenant and agree with each of the Underwriters that:

               (a) The Trust, subject to Section 5(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Trust will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Trust will make every reasonable effort to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the Investment Company Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) The Trust will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the

          Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

               (c) If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Trust, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Act or the Rules and Regulations, the Trust will promptly prepare and file with the Commission, at the Trust's expense, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Trust will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

               (d) The Trust will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

               (e) The Trust will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

               (f) The Trust will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

               (g) The Trust will use its reasonable best efforts to effect the listing of the Securities on the NYSE, subject to notice of issuance, concurrently with the effectiveness of the Registration Statement.

               (h) The Trust will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Shares or any securities convertible into, or exchangeable or exercisable for, shares of Common Shares for a period of 180 days after the date hereof, except pursuant to this Agreement.

               (i) The Trust, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Investment Company Act and the Exchange Act within the time periods required by the Investment Company Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder, respectively.

               (j) The Trust will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

               (k) The Trust will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Trust to facilitate the sale or resale of the Securities, and (b) until the Firm Closing Date, or the Option Closing Date, if any, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Trust .

               (l) The Trust will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Trust to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and
          (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Trust, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (m) During a period of five years from the effective date of the Registration Statement, the Trust will furnish to the Representatives copies of all reports and other communication (financial or other) furnished by the Trust to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Trust to or with the Commission or any national securities exchange on which any class of securities of the Trust may be listed; PROVIDED, that the Trust shall not be required to furnish the Representatives copies of any reports or financial statements furnished or filed by the Trust to or with the Commission that are publicly available on EDGAR free of charge.

               (n) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Trust shall occur as a result of which in your opinion the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Trust will, after notice from you advising the Trust to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

               (o) If the Trust elects to rely on Rule 462(b), the Trust shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

               (p) The Trust shall cause the Securities to be duly authorized for listing by the NYSE prior to the Firm Closing Date.

     6. EXPENSES. The Trust will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisers retained by the Trust, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) the listing of the Securities on the NYSE, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Trust to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Trust will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Trust shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Trust and the Advisers contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the officers of the Trust and the Advisers made pursuant to the provisions hereof, to the performance by the Trust and the Advisers of their covenants and agreements hereunder and to the following additional conditions:

          (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Trust has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 497 under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge, after due inquiry, of the Trust or the Representatives, shall be contemplated by the Commission; and the Trust shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Trust and the Advisers, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in EXHIBIT A hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Clifford Chance US LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Trust shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Representatives shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

               (i) they are independent accountants with respect to the Trust within the meaning of the Act and the applicable rules and regulations thereunder;

               (ii) in their opinion, the Statement of Assets and Liabilities audited by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iii) on the basis of carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Trust, and inquiries of certain officials of the Trust who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Trust or any decreases in not current assets or stockholders' equity of the Trust, in each case compared with amounts shown on the Statement of Assets and Liabilities included in the Registration Statement; and

               (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Trust and are included in the Registration Statement and the Prospectus under the captions "Summary of Trust Expenses," and agree with the Trust's calculation of such data as set forth in the Prospectus.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Trust as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (e) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Trust to the effect that:

               (i) the representations and warranties of the Trust in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Trust has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Trust's knowledge, after due inquiry, are contemplated by the Commission; and

               (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Trust has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Trust, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

          (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of BAI to the effect that:

               (i) the representations and warranties of BAI in this Agreement are true and correct as if made on and as of the Firm Closing Date, and the description of BAI and its business included in the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement or a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of BAI's knowledge, after due inquiry, are contemplated by the Commission; and

               (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, BAI has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of BAI, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

          (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of BFM to the effect that:

               (i) the representations and warranties of BFM in this Agreement are true and correct as if made on and as of the Firm Closing Date, and the description of BFM and its business included in the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement or a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, BFM has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of BFM, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

          (h) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Trust and any Adviser.

          (i) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Trust shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     8. INDEMNIFICATION AND CONTRIBUTION. (a) The Trust and the Advisers jointly and severally agree to indemnify and hold harmless each Underwriter, their affiliates, their respective directors, officers, agents and employees of the Underwriters or any of the Underwriters' affiliates, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, caused by, related to, based upon or arising out of or in connection with:

               (i) any untrue statement or alleged untrue statement made by the Trust or any Adviser in Section 2 of this Agreement,

               (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, any sales material or (B) any application or other document, or any amendment or supplement thereto, executed by the Trust or any Adviser or based upon written information furnished by or on behalf of the Trust or any Adviser filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

               (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or

               (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials, including, without limitation, slides, videos, films and tape recordings used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, however, that the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Trust by such Underwriter through the Representatives specifically for use therein; and PROVIDED, FURTHER, that the Trust will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Trust with Section 5(d) and (e) of this Agreement]. This indemnity agreement will be in addition to any liability which the Trust or any Adviser may otherwise have. The Trust will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Trust and the Advisers, each of their directors, each of their officers who signed the Registration Statement and each person, if any, who controls the Trust or the Advisers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Trust or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Trust, either of the Advisers, or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) In addition to the foregoing indemnification, the Trust and the Advisers also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material.

          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Advisers, on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Advisers or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Trust, the Advisers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each of the Underwriters' affiliates, their respective directors, officers, agents, employees and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Trust, each officer of the Trust who signed the Registration Statement and each person, if any, who controls the Trust or the Advisers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Trust or the Advisers, as the case may be.

EACH OF PRUDENTIAL SECURITIES INCORPORATED AND THE TRUST (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS INDEMNIFICATION.

     9. DEFAULT OF UNDERWRITERS. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Trust or the Advisers other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Trust and the Advisers, their officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Trust, the Advisers, any of their officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Trust given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Trust or the Advisers shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

               (i) the Trust or the Advisers shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Trust or the Advisers), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Trust or the Advisers, as the case may be, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

               (ii) trading in the Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange;

               (iii) a banking moratorium shall have been declared by New York or United States authorities; or

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

     12. INFORMATION SUPPLIED BY UNDERWRITERS. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Trust for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, 15th Floor, New York, New York 10292,
Attention: Equity Transactions Group; and if sent to the Trust, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to BlackRock Preferred Opportunity Trust, 40 East 52nd Street, New York, New York 10022; if sent to the Advisers, shall be mailed, delivered or telegraphed and confirmed in writing to BlackRock Financial Management, Inc. at 345 Park Avenue, New York, New York 10154, Attention: Ralph L. Schlosstein.

     14. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Trust, the Advisers and their respective successors, assigns, legal representatives, affiliates, their respective directors, officers, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), if any, agents and employees and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Trust and the Advisers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Trust, the officers of the Trust who have signed the Registration Statement and any person or persons who control the Trust or the Advisers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction situated in the Borough of Manhattan in the City of New York, New York, and by execution and delivery of this Agreement, the Trust and the Advisers accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives and defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Trust and the Advisers designates and appoints CT Corporation System, 1633 Broadway, New York, New York, and such other persons as may hereafter be selected by each of the Trust and the Advisers irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Trust and the Adviser to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each of the Trust, and the Advisers, as applicable, at its address provided in Section 13 hereof; PROVIDED, HOWEVER, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by each of the Trust and the Advisers refuses to accept service, each of the Trust and the Advisers hereby agrees that service of process sufficient for personal jurisdiction in any action against each of the Trust and the Advisers in the State of New York may be made by registered or certified mail, return receipt requested, to each of the Trust and the Advisers, as applicaqble, at its address provided in Section 13 hereof, and each of the Trust and the Advisers hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against each of the Trust and the Advisers in the courts of any other jurisdiction.

     17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Trust, each Adviser and each of the several Underwriters.

                                           Very truly yours,

                                           BLACKROCK PREFERRED OPPORTUNITY TRUST


                                           By:
                                               -------------------------------
                                                           [Name]
                                                           [Title]

                                           BLACKROCK ADVISORS, INC.


                                           By:
                                               -------------------------------
                                                           [Name]
                                                           [Title]

                                           BLACKROCK FINANCIAL MANAGEMENT, INC.


                                           By:
                                               -------------------------------
                                                           [Name]
                                                           [Title]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC
QUICK & REILLY, INC.
RBC DAIN RAUSCHER INC.
RYAN BECK & CO.
WELLS FARGO SECURITIES, LLC


By: PRUDENTIAL SECURITIES INCORPORATED


By:
    ----------------------------
    Jean-Claude Canfin
    Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS

                                                                             Number of Firm
Underwriter                                                            Securities to be Purchased
-----------                                                            --------------------------
Prudential Securities Incorporated...................
J.J.B. Hilliard, W.L. Lyons, Inc. ...................
Janney Montgomery Scott LLC .........................
Quick & Reilly, Inc. ................................
RBC Dain Rauscher Inc. ..............................
Ryan Beck & Co. .....................................
Wells Fargo Securities, LLC..........................
                                      Total ..............

                                                                       Exhibit A

                    FORM OF OPINION OF TRUST'S AND ADVISERS'
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 7(b)

(A)  With respect to the Trust:

               (i) The Trust has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware.

               (ii) The Trust has business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

               (iii) The Trust is duly qualified as a foreign business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (iv)      The Trust does not have any subsidiaries.

               (v) The authorized, issued and outstanding shares of beneficial interest of the Trust is as set forth in the Prospectus under the caption "Description of Shares -- Common Shares" (except for subsequent issuances, if any, pursuant to the Underwriting Agreement); all issued and outstanding shares of beneficial interest of the Trust have been duly authorized and validly issued and are fully paid and non-assessable, except as provided for in the Trust's declaration of trust, and have been offered and sold or exchanged by the Trust in compliance with all applicable laws (including, without limitation, federal and state securities laws); the Common Shares conform as to legal matters to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and none of the outstanding shares of beneficial interest of the Trust was issued in violation of the preemptive or other similar rights of any securityholder of the Trust.

               (vi) The Securities to be purchased by the Underwriters from the Trust have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Trust pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable, except as provided for in the Trust's declaration of trust, and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

               (vii) The issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Trust.

               (viii) The Underwriting Agreement has been duly authorized, executed and delivered by the Trust.

               (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497; and, to the best of our knowledge, after due inquiry, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act, and, to the best of our knowledge, after due inquiry, no order of suspension or revocation of registration pursuant to Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission.

               (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), and the notification on Form N-8A complied as to form in all material respects with the requirements of the Act, the Investment Company Act and the Rules and Regulations.

               (xi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

               (xii) The form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the declaration of trust and by-laws of the Trust and the requirements of the NYSE.

               (xiii) There is not pending or, to the best of our knowledge, after due inquiry, threatened any action, suit, proceeding, inquiry or investigation, to which the Trust is a party, or to which the property of the Trust is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Trust or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Trust of its obligations thereunder.

               (xiv) The information in the Prospectus under "Description of Shares" and "Tax Matters" and in the Registration Statement under Item 29 (Indemnification), to the extent that it constitutes matters of law, summaries of legal matters, the Trust's declaration of trust and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all respects.

               (xv) Each of the Management Agreement, the Sub-Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Underwriting Agreement comply in all material respects with all applicable provisions of the Investment Company Act, Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations.

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               (xvi)     The Trust is duly registered with the Commission under
          the Investment Company Act as a closed-end diversified management investment company; and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of our knowledge, after due inquiry, threatened by the Commission.

               (xvii) To the best of our knowledge, after due inquiry, no person is serving as an officer, trustee or investment adviser of the Trust except in accordance with the Investment Company Act and the Rules and Regulations and the Investment Advisers Act and the Advisers Act Rules and Regulations. Except as disclosed in the Registration Statement and Prospectus (or any amendment or supplement to either of them), to the best of our knowledge, after due inquiry, no trustee of the Trust is an "interested person" (as defined in the Investment Company Act) of the Trust or an "affiliated person" (as defined in the Investment Company Act) of an Underwriter.

               (xviii)   There are no statutes or regulations that are required
          to be described in the Prospectus that are not described as required.

               (xix) All descriptions in the Registration Statement of contracts and other documents to which the Trust is a party are accurate in all respects. To the best of our knowledge, after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all respects.

               (xx) To the best of our knowledge, after due inquiry, the Trust is not in violation of its declaration of trust or by-laws and no default by the Trust exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

               (xxi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the Act, the Exchange Act, the Investment Company Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various jurisdictions, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or for the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by this Agreement.

               (xxii) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Trust with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Underwriting Agreement)

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

          under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Trust, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its properties, assets or operations.

               (xxiii)   The Underwriting Agreement, the Management Agreement,
          the Sub-Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement have each been duly authorized by all requisite action on the part of the Trust, executed and delivered by the Trust, as of the dates noted therein. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Custodian Agreement and the Transfer Agency Agreement, each of the Management Agreement, the Sub-Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement constitutes a valid and binding agreement of the Trust, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(B)  With respect to the Advisers:

               (i) Each Adviser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ii) Each Adviser has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

               (iii) Each Adviser is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a material adverse effect.

               (iv) Each Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the Investment Company Act or the Rules and Regulations from acting under the Management Agreement for the Trust as contemplated by the Prospectus.

               (v) The Underwriting Agreement, the Management Agreement, the Additional Compensation Agreement, and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the respective Adviser, and the Management Agreement, the Additional Compensation Agreement and the Sub-Advisory Agreement each constitutes a valid and binding obligation of the respective Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

               (vi) There is not pending or, to the best of our knowledge, after due inquiry, threatened any action, suit, proceeding, inquiry or investigation, to which the Advisers are a party, or to which the property of any of the Advisers is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, in the earnings, business affairs or business prospects of any of the Advisers, materially and adversely affect the properties or assets of any of the Advisers or materially impair or adversely affect the ability of any of the Advisers to function as an investment adviser or perform its obligations under the Management Agreement or the Sub-Advisory Agreement, or which is required to be disclosed in the Registration Statement or the Prospectus.

               (vii) To the best of our knowledge, after due inquiry, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all respects.

               (viii) To the best of our knowledge, after due inquiry, each Adviser is not in violation of its certificate of incorporation, by-laws or other organizational documents and no default by any of the Advisers exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

               (ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act, the Investment Company Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various jurisdictions, as to which we need express no opinion), the NYSE, the NASD, or other governmental body, stock exchange or securities association having jurisdiction over any of the Advisers is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement.

               (x) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by each of the Advisers with their obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Advisers pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, after due inquiry, to which any of the Advisers is a party or by which it or any of them may be bound, or to which any of the property or assets of any of the Advisers is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of any of the Advisers, the rules and requirements of the NYSE, the rules and interpretations of the NASD or other governmental body, stock exchange or securities association having jurisdiction over any of the Advisers, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, after to inquiry, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Advisers or any of its properties, assets or operations.

          In addition, we have participated in the preparation of the Registration Statement and the Prospectus and participated in discussions with certain officers, trustees and employees of the Trust, representatives of Deloitte & Touche LLP, the independent accountants who examined the statement of assets and liabilities of the Trust included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and we have reviewed certain Trust records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus, except to the extent necessary to enable us to give the opinions with respect to the Trust in paragraphs (v), (xiv) and (xix), on the basis of such participation and review, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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